                   SUPPLEMENT TO LOAN AND SECURITY AGREEMENT

               THIS SUPPLEMENT LOAN AND SECURITY AGREEMENT ("Supplement") made this 20th day of December, 2001 by and between LaSalle Business Credit, Inc.,a Delaware corporation ("Lender"), 135 South LaSalle Street, Chicago, Illinois 60603-4105, and Gibraltar Packaging Group, Inc., a Delaware corporation, having its principal place of business at 2000 Summit Avenue, Hastings, Nebraska 68902-2148 ("Gibraltar"), RidgePak Corporation, an Illinois corporation, having its principal place of business at 1140 Hayden Street, Ft. Wayne, Indiana 46803 ("RidgePak"), Standard Packaging and Printing Corp., a North Carolina corporation, having its principal place of business at Highway 73 West, Mt. Gilead, North Carolina 27306 ("Standard"), and Niemand Industries, Inc., a Delaware corporation, having its principal place of business at 2000 Summit Avenue, Hastings, Nebraska 68902-2148 ("Niemand"). This Supplement is contemporaneous with and is a part of that certain Loan and Security Agreement by and among Lender, Gibraltar, RidgePak and Standard (the "Loan Agreement"). Capitalized terms not otherwise defined herein will have the meaning given to them in the Loan Agreement.

               WHEREAS, Borrower (as such term is defined in the Loan and Security Agreement) has requested this Supplement in order to satisfy certain accounting conditions;

               NOW THEREFORE, for good and valuable consideration, the Borrower and Lender hereby supplement the Loan Agreement as follows:

               1.       Limitation on Niemand Liabilities. Notwithstanding
                        ---------------------------------
anything to the contrary in the Loan Agreement, Term Note, Revolving Note, Special Advance Note or any of the Other Agreements (collectively, the "Loan Documents"), Niemand's aggregate monetary obligation to Lender under the Loan Documents is hereby limited to $1,105,000.00 plus the value of any property of
                                             ----
any kind, real or personal which Niemand receives (notwithstanding that the receipt of property by Niemand is prohibited hereunder) less Niemand's Retained
                                                        ----
Capital (as hereinafter defined). "Retained Capital" shall mean an amount agreed upon by Niemand and Lender which amount Niemand will be permitted to retain as capital pursuant hereto; the initial amount of the Retained Capital amount is $20,000. The Retained Capital amount may only be changed by agreement between Lender and Niemand.

               2.       No Transfer of Assets. Gibraltar, RidgePak Standard and
                        ---------------------
Niemand hereby covenant that they will not permit or cause any property of any kind, real or personal, to be transferred, sold or assigned to Niemand. Niemand covenants that it will not accept or receive any property of any kind from any Person (other than rent payments received form TekPak under its Lease of the Marion, Alabama Real Property, which Niemand will transfer to Gibraltar) and Niemand covenants that it will immediately notify Lender if any Person attempts or completes a transfer, sale or assignment of any property to Niemand. Nothing contained herein will prohibit Gibraltar from paying expenses incurred by or on behalf of Niemand. Notwithstanding the foregoing, in the event of a sale of the Marion, Alabama Real Property pursuant to the TekPak option ascribed in paragraph 13(k) of the Loan Agreement, which sale is not prohibited by this
---------------

Supplement, the gross proceeds of such sale less Niemand's Retained Capital will
                                            ----
be applied to prepay the Loans as otherwise provided in the Loan Agreement.

               3.       Reserve.  Lender will reserve an amount equal to
                        -------
Niemand's Retained Capital against the Borrowing Base.

               4.       Miscellaneous.
                        -------------

                        (A) This Supplement may be executed in any number of counterparts, each of which will be deemed to be an original but all of which taken together will constitute one and the same agreement.

                        (B) This Supplement will be governed by and construed under the laws of the State of Illinois.

                        (C) This Supplement will be binding upon and will inure to the benefit of the parties hereto and to their respective successors and assigns.

                        (D) The representations, warranties, covenants, agreements and other provisions of this Supplement are hereby incorporated into and are made a part of the Loan Agreement for all purposes.

                        (E) This Supplement is contemporaneous with the Loan Documents. Except as otherwise expressly provided herein, the terms of the Loan Documents (exclusive of this Supplement) shall govern any inconsistency between this Supplement and any of the other Loan Documents.

               5.       WAIVER OF JURY TRIAL. LENDER AND BORROWER WAIVE THE
                        --------------------
RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS SUPPLEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAVE THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS SUPPLEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

               IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Supplement in Chicago, Illinois as of the 20th day of December, 2001.

GIBRALTAR PACKAGING GROUP, INC.,                  NEIMAND INDUSTRIES, INC,
a Delaware corporation                            a Delaware corporation

By: /s/ Brett E. Moller                           By: /s/ Brett E. Moller
    -------------------                               -------------------
Title: Vice President Finance-Corporate           Title: Vice President

RIDGEPAK CORPORATION,                             LASALLE BUSINESS CREDIT, INC.,
an Illinois corporation                           a Delaware corporation

By: /s/ Brett E. Moller                           By: /s/ Ellen T. Cook
    -------------------                               -----------------
Title: Vice President                             Title: Vice President

STANDARD PACKAGING AND PRINTING
CORP., a North Carolina corporation

By: /s/ Brett E. Moller
    -------------------
Title: Vice President

                                       3